Exhibit 10.04

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT ("PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

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AIMS Worldwide, Inc.

COMMON STOCK PURCHASE WARRANT A

Number of shares:

21,875,000

Holder:

Liberty Growth Fund LP

Expiration Date:

July 19, 2012

Exercise Price per Share:

$0.50

AIMS Worldwide, Inc., a company organized and existing under the laws of the State of Nevada (the “Company”), hereby certifies that, for value received, Liberty Growth Fund LP, or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company 21,875,000 shares (the “Warrant Shares”) of common stock, $0.001 par value (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at a price of $0.50 per Warrant Share (as adjusted from time to time as provided in Section 7, per Warrant Share (the “Exercise Price”),  at any time and from time to time from and after July 19, 2007 (the “Issuance Date”) and through and including 5:00 p.m. New York City time on the Expiration Date (or 18 months of effectiveness of a Registration Statement subsequent to the issuance herein (such 18 months to be extended by one month for each month or portion of a month during which a Registration Statement’s effectiveness has lapsed or been suspended), whichever is longer) (the “Warrant Expiration Date”), and subject to the following terms and conditions:

1.

Registration of Warrant.  The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time.  The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.

Investment Representation.  The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws.  The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.  If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the 1 year distribution compliance period (as defined in Regulation S) following the date hereof.  “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3.

Validity of Warrant and Issue of Shares.  The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.  The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.

Registration of Transfers and Exchange of Warrants.

a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 12.  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 12 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder.  Any such New Warrant will be dated the date of such exchange.

5.

Exercise of Warrants.

a.  Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 12, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise [as defined herein]) issue or cause to be issued  and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act.  Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b.  A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

c.  This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase.  If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

d.  (i)  Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, subject to subsection e. below, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii)  For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

e.

Subject to all of the following conditions being met, the Company shall have the right to “Call” this Warrant, in whole or in part, thereby forcing a non-Cashless exercise by the Warrant Holder (the “Call”):

 (i)  The Company’s Common Stock trading price (based upon a prior  fifteen day VWAP of the closing bid price (the “VWAP Period”)) must be 25% greater than the Warrant’s Exercise Price (the “Strike Price”);

 (ii) The Call may not occur prior to the earlier of x) a closing of the Target Acquisition by the Company or y) 120 days from the Effective Date of the Preferred Stock Purchase Agreement between the Company and the Warrant Holder; and

 (iii) The Company’s Stock trading price must remain 25% greater than the Strike Price during each trading day of the Call Period.

 The Company may exercise its right to Call by telecopying written notice to the Warrant Holder anytime after a VWAP Period is deemed to have occurred.  Within 15 trading days following the VWAP Period (the “Call Period”), the Warrant Holder shall fund Escrow and such funds shall be released from Escrow.  All Call rights associated with this Warrant, including the right to exercise a Call, shall be canceled upon x) the completion of the exercise of this Warrant upon a Call for the Warrant Shares, y) the 2nd year anniversary of the Issuance Date or z) the date in which the Company has issued Penalty Shares to the Warrant Holder.

f.

If the right to Call this Warrant has not been canceled and the Company fails to exercise a Call, then the holder of this Warrant agrees not to elect for a period of one (1) year a Cashless Exercise. The holder of this Warrant also agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the shares underlying this Warrant.

g.

The Company shall register the shares of Common Stock into which the Warrant is convertible pursuant to:

 (i)

the terms and conditions of the Registration Rights Agreement attached as Exhibit B; or

(ii)

the Holder, and its designees, being hereby granted the right to "piggyback" the Warrant Shares issuable and/or issued upon exercise of this Warrant (such shares being referred to herein as "Registrable Securities") on each registration statement filed by the Company so long as the registration form to be used is suitable for the registration of the Registrable Securities (a "Piggyback Registration") (it being understood that the Form S-8 and Form S-4 may not be used for such purposes), all at the Company's cost and expense (except commissions or discounts and fees of any of the holders' own professionals, if any; it being understood that the Company shall not be obligated to pay the fees of more than one counsel for the holders of Registrable Securities). The Company shall give each holder of Registrable Securities at least 15 days written notice of the intended filing date of any registration statement, other than a registration statement filed on Form S-4 or Form S-8 and each holder of Registrable Securities shall have 10 days after receipt of such notice to notify the Company of its intent to include the Registrable Securities in the registration statement.  The Company shall keep any registration statement onto which any holder of Registrable Securities has "piggybacked" its Registrable Securities current and effective for a period of up to 2 years from the date on which the Holder is first entitled to sell the total number of his Registrable Securities registered thereunder. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to all holders of the Registrable Securities and (A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration and (B) in the case of a determination to delay such registration of its securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other Company securities.

Furthermore, the Company shall cause the Registration Rights Agreement to remain in full force and effect according to the provisions of the Registration Rights Agreement and the Company shall comply in all material respects with the terms thereof.

6.

Reserved.

7.

Adjustment of Exercise Price and Number of Shares.  The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

a.

Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc.  The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b.

Adjustment for Reorganization, Consolidation, Merger, Etc.  In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c.

Certificate as to Adjustments.  In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

d.

The Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below $0.352 per share.   In the event the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below $0.352 per share the warrant exercise price shall be reduced proportionately. For example, if the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form at $0.176 per share, or 50% below $0.352 per share, the Preferred Stock Conversion Value, then the warrant Exercise Price per Share shall be reduced by 50% to $0.25. Such reduction shall be made at the time such transaction is made, and shall be cumulative upon any other changes to the exercise of the warrant that may already have been made.

8.

Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented.  If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

9.

Sale or Merger of the Company.  In the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity, the Warrant Holder will have the right to exercise the warrants concurrent with the sale.

10.

Notice of Intent to Sell or Merge the Company.  The Company will give Warrant Holder seventy (70) days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity

11.

Issuance of Substitute Warrant.

In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

12.

Notice.  All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

c/o President and CEO

AIMS Worldwide, Inc.

10400 Eaton Place

Suite 203

Fairfax, VA 22030

If to the Warrant Holder:

c/o Managing Member

Liberty Growth Fund LP

19415 Deerfield Dr.

Suite 204

Lansdowne, VA 20176

13.

Miscellaneous.

a.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

b.  Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

d.  The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f.  The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date by the following authorized officer.

AIMS Worldwide, Inc.

By:  /s/ Gerald Garcia, Jr.

Name:  Gerald Garcia, Jr.

Title:  President

FORM  OF  ELECTION  TO  PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:  AIMS Worldwide, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock (“Common Stock”), $0.001 par value, of AIMS Worldwide, Inc. and encloses one warrant and $_________ for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

__________________________________________________

__________________________________________________

__________________________________________________

 (Please print name and address)

__________________________________________________

 (Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

__________________________________________________

__________________________________________________

__________________________________________________

 (Please print name and address)

Dated:  _______________________

Name of Warrant Holder:

(Print)    ______________________________________

(By:)      ______________________________________

(Name:)  ______________________________________

(Title:)    ______________________________________

Signature must conform in all respects to name of

Warrant Holder as specified on the face of the

Warrant

[FORM OF ASSIGNMENT PURSUANT TO SECTION 4(a)]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

     FOR VALUE RECEIVED hereby sells, assigns and transfers unto

__________________________________________

       (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints _______________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature: ___________________________________

(Signature must confirm in all respects to name of holder as specified on the face of the Warrant Certificate.)

(Insert Social Security or Other Identifying Number of Assignee).

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT ("PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

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AIMS Worldwide, Inc.

COMMON STOCK PURCHASE WARRANT B

Number of shares:

4,000,000

Holder:

Liberty Growth Fund LP

Expiration Date:

July 19, 2012

Exercise Price per Share:

$0.50

AIMS Worldwide, Inc., a company organized and existing under the laws of the State of Nevada (the “Company”), hereby certifies that, for value received, Liberty Growth Fund LP, or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company 4,000,000 shares (the “Warrant Shares”) of common stock, $0.001 par value (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at a price of $0.50 per Warrant Share (as adjusted from time to time as provided in Section 7, per Warrant Share (the “Exercise Price”), at any time and from time to time from and after July 19, 2007 (the “Issuance Date”) and through and including 5:00 p.m. New York City time on the Expiration Date (or 18 months of effectiveness of a Registration Statement subsequent to the issuance herein (such 18 months to be extended by one month for each month or portion of a month during which a Registration Statement’s effectiveness has lapsed or been suspended), whichever is longer) (the “Warrant Expiration Date”), and subject to the following terms and conditions:

1.

Registration of Warrant.  The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time.  The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.

Investment Representation.  The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws.  The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.  If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the 1 year distribution compliance period (as defined in Regulation S) following the date hereof.  “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3.

Validity of Warrant and Issue of Shares.  The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.  The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.

Registration of Transfers and Exchange of Warrants.

a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 12.  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 12 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder.  Any such New Warrant will be dated the date of such exchange.

5.

Exercise of Warrants.

a.  Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 12, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise [as defined herein]) issue or cause to be issued  and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act.  Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b.  A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

c.  This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase.  If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

d.  (i)  Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, subject to subsection e. below, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii)  For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

e.

The holder of this Warrant agrees not to elect for a period of one (1) year a Cashless Exercise. The holder of this Warrant also agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the shares underlying this Warrant.

f.

The Company shall register the shares of Common Stock into which the Warrant is convertible pursuant to

(i)

the terms and conditions of the Registration Rights Agreement attached as Exhibit B; or

(ii)

the Holder, and its designees, being hereby granted the right to "piggyback" the Warrant Shares issuable and/or issued upon exercise of this Warrant (such shares being referred to herein as "Registrable Securities") on each registration statement filed by the Company so long as the registration form to be used is suitable for the registration of the Registrable Securities (a "Piggyback Registration") (it being understood that the Form S-8 and Form S-4 may not be used for such purposes), all at the Company's cost and expense (except commissions or discounts and fees of any of the holders' own professionals, if any; it being understood that the Company shall not be obligated to pay the fees of more than one counsel for the holders of Registrable Securities). The Company shall give each holder of Registrable Securities at least 15 days written notice of the intended filing date of any registration statement, other than a registration statement filed on Form S-4 or Form S-8 and each holder of Registrable Securities shall have 10 days after receipt of such notice to notify the Company of its intent to include the Registrable Securities in the registration statement.  The Company shall keep any registration statement onto which any holder of Registrable Securities has "piggybacked" its Registrable Securities current and effective for a period of up to 2 years from the date on which the Holder is first entitled to sell the total number of his Registrable Securities registered thereunder. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to all holders of the Registrable Securities and (A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration and (B) in the case of a determination to delay such registration of its securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other Company securities.

Furthermore, the Company shall cause the Registration Rights Agreement to remain in full force and effect according to the provisions of the Registration Rights Agreement and the Company shall comply in all material respects with the terms thereof.

6.

Reserved.

7.

Adjustment of Exercise Price and Number of Shares.  The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

a.

Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc.  The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b.

Adjustment for Reorganization, Consolidation, Merger, Etc.  In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c.

Certificate as to Adjustments.  In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

d.

The Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below $0.352 per share.   In the event the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below $0.352 per share the warrant exercise price shall be reduced proportionately. For example, if the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form at $0.176 per share, or 50% below $0.352 per share, the Preferred Stock Conversion Value, then the warrant Exercise Price per Share shall be reduced by 50% to $0.25. Such reduction shall be made at the time such transaction is made, and shall be cumulative upon any other changes to the exercise of the warrant that may already have been made.

8.

Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented.  If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

9.

Sale or Merger of the Company.  In the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity, the Warrant Holder will have the right to exercise the warrants concurrent with the sale.

10.

Notice of Intent to Sell or Merge the Company.  The Company will give Warrant Holder seventy (70) days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity

11.

Issuance of Substitute Warrant.

In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

12.

Notice.  All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

c/o President and CEO

AIMS Worldwide, Inc.

10400 Eaton Place

Suite 203

Fairfax, VA 22030

If to the Warrant Holder:

c/o Managing Member

Liberty Growth Fund LP

19415 Deerfield Dr.

Suite 204

Lansdowne, VA 20176

13.

Miscellaneous.

a.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

b.  Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

d.  The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f.  The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date by the following authorized officer.

AIMS Worldwide, Inc.

By:  /s/ Gerald Garcia, Jr.

Name:  Gerald Garcia, Jr.

Title:  President

FORM  OF  ELECTION  TO  PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:  AIMS Worldwide, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock (“Common Stock”), $0.001 par value, of AIMS Worldwide, Inc. and encloses one warrant and $_________ for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

__________________________________________________

__________________________________________________

__________________________________________________

 (Please print name and address)

__________________________________________________

 (Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

__________________________________________________

__________________________________________________

__________________________________________________

 (Please print name and address)

Dated:  _______________________

Name of Warrant Holder:

(Print)    ______________________________________

(By:)      ______________________________________

(Name:)  ______________________________________

(Title:)    ______________________________________

Signature must conform in all respects to name of

Warrant Holder as specified on the face of the

Warrant

[FORM OF ASSIGNMENT PURSUANT TO SECTION 4(a)]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

     FOR VALUE RECEIVED hereby sells, assigns and transfers unto

__________________________________________

       (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints _______________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature: ___________________________________

(Signature must confirm in all respects to name of holder as specified on the face of the Warrant Certificate.)

(Insert Social Security or Other Identifying Number of Assignee).

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT ("PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

---------------------------------------

AIMS Worldwide, Inc.

COMMON STOCK PURCHASE WARRANT C

Number of shares:

6,000,000

Holder:

Liberty Growth Fund LP

Expiration Date:

July 19, 2012

Exercise Price per Share:

$1.00

AIMS Worldwide, Inc., a company organized and existing under the laws of the State of Nevada (the “Company”), hereby certifies that, for value received, Liberty Growth Fund LP, or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company 6,000,000 shares (the “Warrant Shares”) of common stock, $0.001 par value (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at a price of $1.00 per Warrant Share (as adjusted from time to time as provided in Section 7, per Warrant Share (the “Exercise Price”), at any time and from time to time from and after July 19, 2007 (the “Issuance Date”) and through and including 5:00 p.m. New York City time on the Expiration Date (or 18 months of effectiveness of a Registration Statement subsequent to the issuance herein (such 18 months to be extended by one month for each month or portion of a month during which a Registration Statement’s effectiveness has lapsed or been suspended), whichever is longer) (the “Warrant Expiration Date”), and subject to the following terms and conditions:

1.

Registration of Warrant.  The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time.  The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.

Investment Representation.  The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws.  The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.  If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the 1 year distribution compliance period (as defined in Regulation S) following the date hereof.  “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3.

Validity of Warrant and Issue of Shares.  The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.  The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.

Registration of Transfers and Exchange of Warrants.

a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 12.  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 12 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder.  Any such New Warrant will be dated the date of such exchange.

5.

Exercise of Warrants.

a.  Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 12, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise [as defined herein]) issue or cause to be issued  and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act.  Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b.  A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

c.  This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase.  If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

d.  (i)  Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, subject to subsection e. below, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii)  For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

e.

The holder of this Warrant agrees not to elect for a period of one (1) year a Cashless Exercise. The holder of this Warrant also agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the shares underlying this Warrant.

f.

The Company shall register the shares of Common Stock into which the Warrant is convertible pursuant to:

(i)

the terms and conditions of the Registration Rights Agreement attached as Exhibit B; or

(ii)

the Holder, and its designees, being hereby granted the right to "piggyback" the Warrant Shares issuable and/or issued upon exercise of this Warrant (such shares being referred to herein as "Registrable Securities") on each registration statement filed by the Company so long as the registration form to be used is suitable for the registration of the Registrable Securities (a "Piggyback Registration") (it being understood that the Form S-8 and Form S-4 may not be used for such purposes), all at the Company's cost and expense (except commissions or discounts and fees of any of the holders' own professionals, if any; it being understood that the Company shall not be obligated to pay the fees of more than one counsel for the holders of Registrable Securities). The Company shall give each holder of Registrable Securities at least 15 days written notice of the intended filing date of any registration statement, other than a registration statement filed on Form S-4 or Form S-8 and each holder of Registrable Securities shall have 10 days after receipt of such notice to notify the Company of its intent to include the Registrable Securities in the registration statement.  The Company shall keep any registration statement onto which any holder of Registrable Securities has "piggybacked" its Registrable Securities current and effective for a period of up to 2 years from the date on which the Holder is first entitled to sell the total number of his Registrable Securities registered thereunder. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to all holders of the Registrable Securities and (A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration and (B) in the case of a determination to delay such registration of its securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other Company securities.

Furthermore, the Company shall cause the Registration Rights Agreement to remain in full force and effect according to the provisions of the Registration Rights Agreement and the Company shall comply in all material respects with the terms thereof.

6.

Reserved.

7.

Adjustment of Exercise Price and Number of Shares.  The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

a.

Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc.  The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b.

Adjustment for Reorganization, Consolidation, Merger, Etc.  In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c.

Certificate as to Adjustments.  In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

d.

The Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below $0.352per share.   In the event the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below $0.352 per share the warrant exercise price shall be reduced proportionately. For example, if the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form at $0.176 per share, or 50% below $0.352 per share, the Preferred Stock Conversion Value, then the warrant Exercise Price per Share shall be reduced by 50% to $0.50. Such reduction shall be made at the time such transaction is made, and shall be cumulative upon any other changes to the exercise of the warrant that may already have been made.

8.

Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented.  If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

9.

Sale or Merger of the Company.  In the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity, the Warrant Holder will have the right to exercise the warrants concurrent with the sale.

10.

Notice of Intent to Sell or Merge the Company.  The Company will give Warrant Holder seventy (70) days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity

11.

Issuance of Substitute Warrant.

In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

12.

Notice.  All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

c/o President and CEO

AIMS Worldwide, Inc.

10400 Eaton Place

Suite 203

Fairfax, VA 22030

If to the Warrant Holder:

c/o Managing Member

Liberty Growth Fund LP

19415 Deerfield Dr.

Suite 204

Lansdowne, VA 20176

13.

Miscellaneous.

a.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

b.  Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

d.  The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f.  The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date by the following authorized officer.

AIMS Worldwide, Inc.

By:  /s/ Gerald Garcia, Jr.

Name:  Gerald Garcia, Jr.

Title:  President

FORM  OF  ELECTION  TO  PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:  AIMS Worldwide, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock (“Common Stock”), $0.001 par value, of AIMS Worldwide, Inc. and encloses one warrant and $_________ for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

__________________________________________________

__________________________________________________

__________________________________________________

 (Please print name and address)

__________________________________________________

 (Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

__________________________________________________

__________________________________________________

__________________________________________________

 (Please print name and address)

Dated:  _______________________

Name of Warrant Holder:

(Print)    ______________________________________

(By:)      ______________________________________

(Name:)  ______________________________________

(Title:)    ______________________________________

Signature must conform in all respects to name of

Warrant Holder as specified on the face of the

Warrant

[FORM OF ASSIGNMENT PURSUANT TO SECTION 4(a)]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

     FOR VALUE RECEIVED hereby sells, assigns and transfers unto

__________________________________________

       (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints _______________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature: ___________________________________

(Signature must confirm in all respects to name of holder as specified on the face of the Warrant Certificate.)

(Insert Social Security or Other Identifying Number of Assignee).

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT ("PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

---------------------------------------

AIMS Worldwide, Inc.

COMMON STOCK PURCHASE WARRANT D

Number of shares:

6,000,000

Holder:

Liberty Growth Fund LP

Expiration Date:

July 19, 2012

Exercise Price per Share:

$2.00

AIMS Worldwide, Inc., a company organized and existing under the laws of the State of Nevada (the “Company”), hereby certifies that, for value received, Liberty Growth Fund LP, or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company 6,000,000 shares (the “Warrant Shares”) of common stock, $0.001 par value (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at a price of $2.00 per Warrant Share (as adjusted from time to time as provided in Section 7, per Warrant Share (the “Exercise Price”), at any time and from time to time from and after July 19, 2007 (the “Issuance Date”) and through and including 5:00 p.m. New York City time on the Expiration Date (or 18 months of effectiveness of a Registration Statement subsequent to the issuance herein (such 18 months to be extended by one month for each month or portion of a month during which a Registration Statement’s effectiveness has lapsed or been suspended), whichever is longer) (the “Warrant Expiration Date”), and subject to the following terms and conditions:

1.

Registration of Warrant.  The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time.  The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.

Investment Representation.  The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws.  The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.  If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the 1 year distribution compliance period (as defined in Regulation S) following the date hereof.  “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3.

Validity of Warrant and Issue of Shares.  The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.  The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.

Registration of Transfers and Exchange of Warrants.

a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 12.  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 12 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder.  Any such New Warrant will be dated the date of such exchange.

5.

Exercise of Warrants.

a.  Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 12, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise [as defined herein]) issue or cause to be issued  and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act.  Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

b.  A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

c.  This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase.  If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

d.  (i)  Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, subject to subsection e. below, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x (B - C))/B

(ii)  For purposes of the foregoing formula:

A= the total number shares with respect to which this Warrant is then being exercised.

B= the last reported sale price (as reported by Bloomberg) of the Common Stock on immediately preceding the date of the Exercise Notice.

C= the Warrant Exercise Price then in effect at the time of such exercise.

e.

The holder of this Warrant agrees not to elect for a period of one (1) year a Cashless Exercise. The holder of this Warrant also agrees not to elect a Cashless Exercise so long as there is an effective registration statement for the shares underlying this Warrant.

f.

The Company shall register the shares of Common Stock into which the Warrant is convertible pursuant to:

(i)

the terms and conditions of the Registration Rights Agreement attached as Exhibit B; or

(ii)

the Holder, and its designees, being hereby granted the right to "piggyback" the Warrant Shares issuable and/or issued upon exercise of this Warrant (such shares being referred to herein as "Registrable Securities") on each registration statement filed by the Company so long as the registration form to be used is suitable for the registration of the Registrable Securities (a "Piggyback Registration") (it being understood that the Form S-8 and Form S-4 may not be used for such purposes), all at the Company's cost and expense (except commissions or discounts and fees of any of the holders' own professionals, if any; it being understood that the Company shall not be obligated to pay the fees of more than one counsel for the holders of Registrable Securities). The Company shall give each holder of Registrable Securities at least 15 days written notice of the intended filing date of any registration statement, other than a registration statement filed on Form S-4 or Form S-8 and each holder of Registrable Securities shall have 10 days after receipt of such notice to notify the Company of its intent to include the Registrable Securities in the registration statement.  The Company shall keep any registration statement onto which any holder of Registrable Securities has "piggybacked" its Registrable Securities current and effective for a period of up to 2 years from the date on which the Holder is first entitled to sell the total number of his Registrable Securities registered thereunder. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to all holders of the Registrable Securities and (A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration and (B) in the case of a determination to delay such registration of its securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other Company securities.

Furthermore, the Company shall cause the Registration Rights Agreement to remain in full force and effect according to the provisions of the Registration Rights Agreement and the Company shall comply in all material respects with the terms thereof.

6.

Reserved.  Warrant concurrent with such sale, subject to the conversion by the Investor of the Warrant.

7.

Adjustment of Exercise Price and Number of Shares.  The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

a.

Adjustment for Stock Splits, Stock Dividends, Recapitalizations, Etc.  The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

b.

Adjustment for Reorganization, Consolidation, Merger, Etc.  In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

c.

Certificate as to Adjustments.  In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

d.

The Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below $0.352 per share.   In the event the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form below $0.352 per share the warrant exercise price shall be reduced proportionately. For example, if the Company sells, grants or issues any shares, options, warrants, or any instrument convertible into shares or equity in any form at $0.176 per share, or 50% below $0.352 per share, the Preferred Stock Conversion Value, then the warrant Exercise Price per Share shall be reduced by 50% to $1.00. Such reduction shall be made at the time such transaction is made, and shall be cumulative upon any other changes to the exercise of the warrant that may already have been made.

8.

Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented.  If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

9.

Sale or Merger of the Company.  In the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity, the Warrant Holder will have the right to exercise the warrants concurrent with the sale.

10.

Notice of Intent to Sell or Merge the Company.  The Company will give Warrant Holder seventy (70) days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity

11.

Issuance of Substitute Warrant.

In the event of a merger, consolidation, recapitalization or reorganization of the Company or a reclassification of Company shares of stock, which results in an adjustment to the number of shares subject to this Warrant and/or the Exercise Price hereunder, the Company agrees to issue to the Warrant Holder a substitute Warrant reflecting the adjusted number of shares and/or Exercise Price upon the surrender of this Warrant to the Company.

12.

Notice.  All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

c/o President and CEO

AIMS Worldwide, Inc.

10400 Eaton Place

Suite 203

Fairfax, VA 22030

If to the Warrant Holder:

c/o Managing Member

Liberty Growth Fund LP

19415 Deerfield Dr.

Suite 204

Lansdowne, VA 20176

13.

Miscellaneous.

a.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

b.  Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

d.  The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

f.  The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date by the following authorized officer.

AIMS Worldwide, Inc.

By:  /s/ Gerald Garcia, Jr.

Name:  Gerald Garcia, Jr.

Title:  President

FORM  OF  ELECTION  TO  PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To:  AIMS Worldwide, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock (“Common Stock”), $0.001 par value, of AIMS Worldwide, Inc. and encloses one warrant and $_________ for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

__________________________________________________

__________________________________________________

__________________________________________________

 (Please print name and address)

__________________________________________________

 (Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

__________________________________________________

__________________________________________________

__________________________________________________

 (Please print name and address)

Dated:  _______________________

Name of Warrant Holder:

(Print)    ______________________________________

(By:)      ______________________________________

(Name:)  ______________________________________

(Title:)    ______________________________________

Signature must conform in all respects to name of

Warrant Holder as specified on the face of the

Warrant

[FORM OF ASSIGNMENT PURSUANT TO SECTION 4(a)]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

     FOR VALUE RECEIVED hereby sells, assigns and transfers unto

__________________________________________

       (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints _______________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature: ___________________________________

(Signature must confirm in all respects to name of holder as specified on the face of the Warrant Certificate.)

(Insert Social Security or Other Identifying Number of Assignee).